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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 28, 2000


                          MICROTEL INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                         1-10346               77-0226211
-------------------------------       ----------------          -------------
(State or other jurisdiction of       (Commission File         (IRS Employer)
 incorporation or organization)            Number)          Identification No.)


         9485 Haven Avenue, Suite 100, California         91730
         ----------------------------------------      ----------
         (Address of Principal Executive Offices)      (Zip Code)


Registrant's telephone number, including area code: (909) 297-2699



          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

EXTENSION OF CREDIT FACILITY

         The Company has a credit facility with Congress Financial Corporation that expired on June 23, 2000. On June 21, 2000, Congress Financial Corporation amended the credit facility by granting an extension of the credit facility to July 24, 2000. The extension was granted to permit the time necessary for a major national banking institution to complete its due diligence review of the company's domestic operations and finances. Upon successful completion of the due diligence process and upon the Company's meeting certain financial conditions, the banking institution plans to payoff the Congress Financial Corporation loan balance and provide a new credit facility to the Company. However, there can be no assurance that the due diligence process will be successfully completed or that the company will meet the required conditions.



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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       MICROTEL INTERNATIONAL, INC.


                                       By: /s/ Randolph D. Foote
                                           -----------------------
                                           Randolph D. Foote
                                           Chief Financial Officer


Date: June 28, 2000